SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2009

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On February 9, 2009, OmniReliant Holdings, Inc. (the “Company”) and Abazias Inc., a Delaware corporation (Abazias-Delaware), Abazias, Inc. a Nevada corporation (Abazias-Nevada) and a wholly owned subsidiary of  Abazias-Delaware, and Abazias.com, Inc., a Nevada corporation and a wholly owned subsidiary of Abazias-Nevada, entered into an Amended Stock Purchase Agreement (the “Amended Agreement”) which amended the Stock Purchase Agreement dated December 3,2008 by and between the Company and Abazias-Delaware and Abazias.com, Inc.  A copy of the Stock Purchase Agreement was filed with the SEC on Form 8-K on December 9, 2008.

Subsequent to entering into the Stock Purchase Agreement, the Company and Abazias-Delaware decided that for federal income tax reasons the transaction as it had been constituted needed to be revised and that instead of purchasing substantially all of the assets of Abazias.com, Inc. in exchange for the 13,001,000 shares of the Preferred Stock, as that term is defined below, to be distributed to the shareholders of Abazias-Delaware, which would have resulted in a taxable transaction for shareholders of Abazias, the Boards of Directors of Abazias and the Company resolved that the Company would acquire Abazias-Delaware, Abazias-Nevada and Abazias.com, Inc., for the Series E Preferred Stock, thus allowing the transaction to qualify as a tax free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.  In order to effectuate the acquisition the Company formed a wholly owned subsidiary, OmniReliant Acquisition Sub, Inc. (“OmniReliant Acquisition”) into which Abazias-Delaware would merge.

Upon the terms and subject to the conditions set forth in the Amended Agreement Abazias-Delaware and OmniReliant Acquisition shall consummate a merger  (the “Merger”) pursuant to which (i) the Abazias-Delaware shall be merged with and into OmniReliant Acquisition and the separate corporate existence of Abazias-Delaware shall thereupon cease, (ii) OmniReliant Acquisition shall be the successor or surviving corporation in the Merger and shall continue to be governed by the Laws of the State of Nevada, and (iii) the separate corporate existence of OmniReliant Acquisition with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger.  The corporation surviving the Merger is sometimes hereinafter referred to below as the "Surviving Corporation."  The Merger shall have the effects set forth under the Laws of the State of Nevada.

The Certificate of Incorporation of OmniReliant Acquisition, as in effect immediately prior to the Merger shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended as provided by Law and such Certificate of Incorporation.

The Bylaws of OmniReliant Acquisition, as in effect immediately prior to the Effective Time, as defined below, shall be the Bylaws of the Surviving Corporation, until thereafter amended as provided by law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

Subject to the provisions of the Amended Agreement, the parties shall (i) file the appropriate Certificate of Merger in such form as is required by and executed in accordance with the relevant provisions of the Nevada Revised Statutes (“NRS”) and the Delaware General Corporation Law (“DGCL”) and (ii) make all other filings or recordings required under the NRS and DGCL.  The Merger will become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Nevada and Delaware, or at such subsequent date or time as the Company and OmniReliant Acquisition agree and specify in the Certificate of Merger (such time hereinafter referred to as the "Effective Time").

The directors of the Abazias-Delaware immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, and the officers of the Abazias-Delaware immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, in each case until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws. If at any time after the Effective Time the Surviving Corporation shall determine, in its reasonable discretion, that any actions are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Abazias-Delaware or OmniReliant Acquisition acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out the Amended Agreement, then the officers and directors of the Surviving Corporation shall be authorized take all such actions as may be necessary or desirable to vest all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.”

As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of common stock of the Abazias-Delaware (“Abazias-Delaware Common Stock”), or of “OmniReliant Acquisition”

(a)         Each outstanding share of OmniReliant Acquisition common stock shall remain outstanding and shall constitute the only issued and outstanding shares of common stock of the Surviving Corporation.

(b)         All shares of Abazias-Delaware Common Stock (the “Abazias-Delaware Shares”) that are owned by the Abazias-Delaware as treasury stock shall be cancelled and retired, and no consideration shall be delivered in exchange therefor.

(c)         Each outstanding Abazias-Delaware Share, other than those set forth in the Amended Agreement shall be converted into the right to receive, and shall be exchangeable for the merger consideration (the “Merger Consideration”).   At the Effective Time, all Abazias-Delaware Shares converted into the right to receive the Merger Consideration pursuant to the Amended Agreement and shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of a certificate (or, in the case of uncertificated Abazias-Delaware Shares, evidence of such Abazias-Delaware Shares in book-entry form) which immediately prior to the Effective Time represented any such Abazias-Delaware Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.  Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time, the shares of outstanding Abazias-Delaware Common Stock shall have been changed into a different number of shares or a different class, by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, then the Merger Consideration shall be appropriately adjusted to reflect such action.

The Merger consideration, consisting of the total purchase price payable to the shareholders of the Abazias-Delaware in connection with the acquisition by merger of Abazias-Delaware, shall be delivered and shall consist exclusively of 13,001,000 newly issued shares of Series E Zero Coupon Convertible Preferred Stock, of the Company (the "Preferred Stock").  The Preferred Stock shall be convertible into shares of common stock of the Company in accordance with the terms of, and the Preferred Stock shall have those rights, preferences and designations set forth in, that certain Certificate of Designation, Preferences and Rights of Preferred Stock (the "Certificate of Designation").

During the six months after the closing of the transaction, the Company will provide additional non-debt funding to Abazias.com of Five Hundred Thousand Dollars ($500,000.00) to be used by the Abazias.com for general working capital or such other purposes in furtherance of the business of Abazias.com.  This money will be advanced in amounts and at times during this six month period at the request of the officers of the Abazias.com as determined in their sole and absolute discretion.  If any requested advance is not made by the end of a seven (7) day period, the Company shall distribute 13,001,000, or such greater number of shares if more than 13,001,000 shares of Preferred Stock are issued as consideration at closing, to the extent that the shares of Preferred Stock are convertible into more than 13,001,000 shares of common stock pursuant to the adjustment provisions of the Certificate of Designations, to the same shareholders of Abazias.com  in the same amounts as the shares of Preferred Stock distributed to such Abazias shareholders at Closing. The holders of a majority of such shares shall be entitled to make one demand to the Purchaser to register such shares on a registration statement.

Item 3.02                      Unregistered Sale of Equity Securities

See Item 1.01 Which Is Incorporated By Reference Herein

On February 12, 2009, OmniReliant Holdings, Inc. (the “Company”) entered into securities purchase agreement (the “Purchase Agreement”) with Vicis Capital Master Fund (“Vicis”) pursuant to which Vicis purchased 10,000,000 shares of our series F convertible preferred stock (“Series F Preferred Stock”), respectively for an aggregate purchase price of $10,000,000.  The Series F Preferred Stock has a conversion price of $1.20 and is convertible into an aggregate amount of 8,333,333 shares of common stock.   The Series F Preferred stock does not pay annual dividends but each holder of Series F Preferred Stock shall have the right to such number of votes equal to the number of shares of common stock that the Series F Preferred Stock shall be converted into, subject to the beneficial ownership limitation described below.

In connection with the Agreement, Vicis received a series F warrant to purchase 33,333,333 shares of common stock of the Company (“Series E Warrants”).  The Series E Warrant is exercisable for a period of ten years from the date of issuance at an initial exercise price of $1.50. Vicis may exercise the Series E Warrants on a cashless basis if the shares of common stock underlying the Series E Warrants are not then registered pursuant to an effective registration statement.  In the event Vicis exercises the Series E Warrants on a cashless basis, then we will not receive any proceeds.

The conversion price of the Series F Preferred Stock and the exercise price of the Series E Warrants are subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

In addition, the Company, Vicis and Dynamic Decisions Strategic Opportunities (“Dynamic Decisions”) have entered into Amendment No. 2 to its amended and restated registration rights agreement (“Amended Registration Rights Agreement”) pursuant the registration rights agreement, as amended, if the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, subject to the notice requirements provided for in the registration rights agreement as amended, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in Amended Registration Rights Agreement) such holders request to be registered.

Vicis has contractually agreed to restrict their ability to convert the Series F Preferred Stock and exercise the Series E Warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

At any time before the one year anniversary of the date the Company initially issues the shares of Series F Preferred Stock,  the Company may, upon written notice, redeem the outstanding shares of Series F Preferred Stock in cash at a price equal to 110% of Stated Value (as such term is defined in the Certificate of Designations).

Midtown Partners & Co., LLC, which served as the Company’s placement agent in connection with the Purchase Agreement (“Midtown”), received aggregate placement agent fees of approximately $700,000.00, as well as the following common stock purchase warrants:  (a) a warrant entitling Midtown Partners to purchase 833,333 shares of the Company's common stock at an exercise price of One Dollar and Twenty Cents ($1.20) per share, and (b) a warrant  entitling Midtown Partners to purchase 3,333,333 shares of the Company's common stock at an exercise price of One Dollar and Fifty Cents ($1.50) per share. The warrants  have a term of five years from the date of issuance. Midtown Partners & Co., LLC is a FINRA registered broker-dealer.  Pursuant to the terms of a Registration Rights Agreement by and between the Company and Midtown, as amended, if at any time after the date of the Registration Rights Agreement the Company shall decide to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each holder a written notice of such determination and, subject to the notice requirements provided in the registration rights agreement, any such holder shall so request in writing, the Company shall include in such registration statement, all or any part of such Registrable Securities (as defined in Registration Rights Agreement) such holders request to be registered.

The securities were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder.   The Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2009, Paul Morrison, the Company’s Chief Executive Officer, was elected secretary of the Company.  Mr. Morrison presently does not serve on any committee of our Board of Directors. Mr. Morrison may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Morrison does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer. Mr. Morrison has served as the Company’s President and Chief Operating Officer since November 22, 2006. Mr. Morrison is also a member of our board of directors.

On October 31, 2006, Mr. Morrison entered into an employment agreement with the Company pursuant to which Mr. Morrison agreed to serve as our President and Chief Operating Officer for a term of two years. The agreement provides for the following compensation: (i) a base annual salary of $120,000; (ii) a one-time grant of 300,000 shares of common stock; (iii) an incentive bonus equal to 1.5% of pretax profits on the sale of all Hilton related products, (iv) an option to purchase 300,000 shares of common stock at an conversion price of $1.00.  Mr. Morrison’s employment agreement has an automatic renewal clause which extended the term of Mr. Morrison’s employment for an additional two years as of October 31, 2008.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation for the Series F Convertible Preferred Stock
4.1	Form of Series E Common Stock Purchase Warrant
4.2 10.1 10.2	Form of Series BD Common Stock Purchase Warrant Stock Purchase Agreement (1) Amended Stock Purchase Agreement
99.1	Securities Purchase Agreement, dated February 12, 2009, by and between OmniReliant Holdings, Inc. and Vicis Capital Master Fund
99.2	First Amendment to the Registration Rights Agreement, dated February 12, 2009, between OmniReliant Holdings, Inc. and Midtown Partners & Co., LLC
99.3
Second Amendment to the Amended and Restated Registration Rights Agreement, dated February 12, 2009, by and among OmniReliant Holdings, Inc., Vicis Capital Master Fund and Dynamic Decisions Strategic Opportunities

(1) Incorporated by reference from the Company’s Form 8-K filed with the SEC on December 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: February 17, 2009	By:	/s/ Paul Morrison
Name: Paul MorrisonName
Title: Chief Executive Officer